Reconciliation of GAAP and Non-GAAP Result	6 Months Ended
Jun. 30, 2021
Reconciliation Of GAAP And Non GAAP Result [Abstract]
RECONCILIATION OF GAAP AND NON-GAAP RESULTS
	For the Six Months Ended June 30,
	2020	2021
	(Unaudited)	(Unaudited)

Income from operations	$11,466	$16,213
Adjustment: Share-based compensation	2,585	189
Non-GAAP income from operations	$14,051	$16,402

Net income attributable to ordinary shareholders	$30,191	$16,903
Adjustment: Share based compensation	2,585	189
Adjustment: Change in fair value of warrant liability	(18,213)	(155)
Non-GAAP net income attributable to ordinary shareholders	$14,563	$16,937

Weighted average shares used in calculating earnings per ordinary share-basic	50,127,122	62,774,488
Non-GAAP earnings per share	$0.29	$0.27
Weighted average shares used in calculating earnings per ordinary share-diluted	51,452,122	62,774,488
Non-GAAP diluted earnings per share	$0.28	$0.27